UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2016

WESTERN REFINING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Mills Avenue, Suite 200

El Paso, Texas 79901

(Address of principal executive offices)

(915) 534-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2016, Western Refining, Inc. (the “Company”) announced the following changes in senior management, contingent upon the closing of the previously announced transaction to acquire Northern Tier Energy LP (“NTI”):

•	David L. Lamp will serve as the President and Chief Operating Officer of the Company effective on the closing date of the acquisition of NTI.

•	Karen B. Davis will serve as Executive Vice President, Chief Financial Officer and principal accounting officer of the Company effective August 15, 2016.

•	Gary R. Dalke, the Company’s current Chief Financial Officer, and William R. Jewell, the Company’s current Chief Accounting Officer, will leave these positions effective August 15, 2016, but are expected to continue to work with the Company in a consulting capacity for the following year.

In connection with their appointments, the Company has agreed initially to maintain the compensation of Mr. Lamp and Ms. Davis as provided to them under their current employment arrangements with NTI, including an annual salary of $945,000 and $357,000 respectively, and annual cash incentive compensation with a target of 100% of base salary. Their 2016 bonuses are expected be paid pro rata based on NTI performance for the period prior to the closing of the NTI acquisition and for Company performance for periods following closing. The treatment of their NTI equity awards is described in the Company’s Registration Statement on Form S-4 filed in connection with the NTI transaction. No other new Company equity awards have been approved in connection with their appointments. The terms of their NTI employment agreements will remain in place, which provide severance benefits upon an involuntary termination (actual or constructive) without cause, including: (i) outside of a change of control period, severance equal to his or her then-current annual base salary, payable monthly for a period of two years, and continued participation in medical and dental plans for up to two years; or (ii) during a change of control period, severance equal to two times his or her then-current annual base salary plus two times his or her annual bonus, plus immediate vesting of outstanding unvested equity awards, and continued participation in medical and dental plans for up to two years.

Mr. Lamp, age 58, has served as the President and CEO of NTI’s general partner and its subsidiaries since March 2014. He has served as a director of NTI’s general partner and of Northern Tier Energy LLC, NTI’s wholly-owned operating subsidiary, since April 2014. He also serves on the board of managers of Minnesota Pipe Line Company, LLC (“MPL”), a private entity which owns and operates the Minnesota pipeline, and on the board of directors of MPL Investments, Inc., a private entity which owns all of the preferred membership units of MPL. Mr. Lamp has 35 years of experience in the petroleum refining industry, including technical, operations, commercial and senior management endeavors. Previously, Mr. Lamp served as the Senior Vice President and Chief Operating Officer for HollyFrontier Corporation, an independent petroleum refiner, since 2011, and in a variety of senior management positions, including President, with Holly Corporation, an independent petroleum refiner since 2004.

Karen B. Davis, age 59, has served as the Executive Vice President of NTI’s general partner and its subsidiaries since February 2015 and had the additional title of CFO of these entities since March 2015. Previously, Ms. Davis served as the Chief Financial Officer of the general partner of Western Refining Logistics, LP from December 2014 through February 2015. Ms. Davis also served as the Vice President—Director of Investor Relations of the Company from December 2014 through February 2015. Previously, Ms. Davis served as the Chief Accounting Officer of PBF Energy Inc., an independent crude oil refiner, from February 2011 to November 2014, and of PBF Logistics GP LLC the general partner of PBF Logistics LP, a master limited partnership, from its inception in February 2013 until November 2014.

Item 8.01	Other Events.

To the extent required, information disclosed in Item 5.02 is incorporated in this Item 8.01 by reference.

Important Notice to Investors

This communication may be deemed to be solicitation material in respect of the proposed merger of NTI and a subsidiary of the Company. In connection with the proposed merger, the Company filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of NTI that also constitutes a prospectus of the Company. The Registration Statement was declared effective by the SEC on May 23, 2016. NTI commenced mailing to its security holders a definitive proxy statement/prospectus on or about May 23, 2016. The Company and NTI also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about the Company and NTI once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.wnr.com under the “Investor Relations” section or by contacting the Company’s Investor Relations Department at (602) 286-1530. Copies of the documents filed with the SEC by NTI will be available free of charge on NTI’s website at www.northerntier.com under the “Investors” section or by contacting NTI’s Investor Relations Department at (602) 302-5450.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation Relating to the Merger

NTI, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the common unitholders of NTI in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in the Proxy Statement on Schedule 14A for the Company’s 2016 annual meeting of shareholders, which was filed with the SEC on April 22, 2016. Information about the directors and executive officers of the general partner of NTI is set forth in the 2015 Annual Report on Form 10-K for NTI, which was filed with the SEC on February 26, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is also contained in the proxy statement/prospectus and may be contained in other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. These forward-looking statements include statements about, among other things the anticipated closing of a transaction to acquire NTI, the appointment of certain individuals as officers of the Company and their proposed annual salary and incentive compensation, the retirement of certain officers of the Company, and the continuation of employment of retiring officers of the Company for a period of time. The Company cannot, and does not, give any assurance that expectations about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated. These and other risks and uncertainties are discussed in more detail in filings made by the Company with the SEC, which are available to the public. All forward-looking statements are only as of the date made and the Company does not undertake (and expressly disclaims) any obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Chief Financial Officer

Date:    June 1, 2016